UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2012

RSC HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33485	22-1669012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6929 East Greenway Parkway, Suite 200 Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 905-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 27, 2012, RSC Holdings Inc. (“RSC Holdings”) held a special meeting of stockholders at which the stockholders of RSC Holdings voted on proposals to approve (i) the adoption of the Agreement and Plan of Merger, dated as of December 15, 2011 (the “Merger Agreement”), between RSC Holdings and United Rentals, Inc. (“United Rentals”), pursuant to which RSC Holdings will be merged with and into United Rentals (the “Merger”) with United Rentals continuing as the surviving corporation of the Merger, (ii) on an advisory (non-binding) basis certain agreements or understandings with, and items of compensation payable to, RSC Holdings’ named executive officers that are based on or otherwise related to the Merger (the “Golden Parachute Compensation”) and (iii) the adjournment of the special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of adoption of the Merger Agreement.

Stockholders present in person or represented by proxy at the special meeting voted to adopt the Merger Agreement as follows:

For	90,081,160
Against	4,526
Abstain	45

The votes in favor of the adoption of the Merger Agreement represented 84.02% of the shares of common stock, no par value, of RSC Holdings (the “Common Stock”) issued and outstanding as of the record date for the special meeting.

Stockholders present in person or represented by proxy at the special meeting voted to approve on an advisory (non-binding) basis the Golden Parachute Compensation as follows:

For	85,216,204
Against	4,289,054
Abstain	580,473

The votes in favor of the approval of the Golden Parachute Compensation represented 94.59% of the shares of Common Stock present in person or represented by proxy at the special meeting.

Stockholders present in person or represented by proxy at the special meeting voted to adopt the adjournment proposal as follows:

For	87,630,388
Against	2,321,466
Abstain	133,877

The votes in favor of the adoption of the adjournment proposal represented 97.27% of the shares of Common Stock present in person or represented by proxy at the special meeting.

For each of the foregoing proposals, a quorum was present for the purposes of the vote.

Item 8.01	Other Events.

On April 27, 2012, RSC Holdings issued a press release announcing the results of the special meeting, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to United Rentals or RSC Holdings, the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. United Rentals and RSC Holdings undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals and RSC Holdings have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) United Rentals and RSC Holdings may be unable to obtain regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and RSC Holdings; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by United Rentals and RSC Holdings. Neither United Rentals nor RSC Holdings gives any assurance that either United Rentals or RSC Holdings will achieve its expectations and neither United Rentals nor RSC Holdings assumes any responsibility for the accuracy and completeness of the forward-looking statements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals and RSC Holdings described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. All forward-looking statements included in this document are based upon information available to United Rentals and RSC Holdings on the date hereof, and neither United Rentals nor RSC Holdings assumes any obligation to update or revise any such forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K is for informational purposes only and is not an offer to purchase nor a solicitation of an offer to sell securities. The solicitation and the offer to purchase shares of RSC Holdings common stock are made pursuant to a registration statement and joint proxy statement/prospectus forming a part thereof filed with the SEC. The registration statement and joint proxy statement/prospectus was filed with the SEC by United Rentals on January 17, 2012, and has been subsequently amended and was declared effective on March 23, 2012. The proxy statement of RSC Holdings was filed with the SEC by RSC Holdings on March 23, 2012. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE VERSION OF THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS THAT HAS BEEN DECLARED EFFECTIVE AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You will be able to obtain a free copy of the definitive version of the joint proxy statement/prospectus (when available), as well as other filings containing information about United Rentals and RSC Holdings, at the SEC’s website at http://www.sec.gov. You will also be able to obtain these documents, free of charge by directing a request by mail or telephone to RSC Holdings Inc., Attn: Investor Relations, 6929 East Greenway Parkway, Suite 200, Scottsdale, AZ 85254, telephone: (480) 281-6956, or from our website, www.RSCrentals.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release of RSC Holdings, dated April 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC HOLDINGS INC.

By:	/s/ Kevin J. Groman
Name: Kevin J. Groman
Title: Senior Vice President, General Counsel and Corporate Secretary

Date: April 27, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of RSC Holdings, dated April 27, 2012.